                                                                   EXHIBIT 10.22

                              SECURITY AGREEMENT

     THIS SECURITY AGREEMENT (this "Agreement"), dated as of December 16, 1999, is made between FLIR Systems, Inc., an Oregon corporation (the "Grantor"), and BANK OF AMERICA, N.A. a national banking association, as agent for the Lenders and its successors as agent for the Lenders (in such capacity, and together with its successors as agent for the Lenders, the "Agent").
                                              -----

                                    RECITALS

     A. The Grantor is a party to that certain Credit Agreement dated as of December 16, 1999 by and among the Grantor, the several financial institutions from time to time party thereto (the "Lenders"), and Bank of America, N.A., as
                                      -------
agent for the Lenders (as amended, restated, modified, renewed, supplemented or extended from time to time, the "Credit Agreement").
                                 ----------------

     B. It is a condition precedent to each Lender's obligation to make its initial Credit Extension under the Credit Agreement that the Grantor enter into this Agreement and grant to the Agent, for itself and for the ratable benefit of the Lenders the security interests hereinafter provided to secure the obligations of the Grantor described below.

     Accordingly, the parties hereto agree as follows:

SECTION 1.  Definitions; Interpretation
            ---------------------------

          (a)  Terms Defined in Credit Agreement. All capitalized terms used in
               ---------------------------------
this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement.

          (b)  Certain Defined Terms. As used in this Agreement, the following
               ---------------------
terms have the following meanings:

          "Accounts" means any and all accounts of the Grantor, whether now
           --------
existing or hereafter acquired or arising, and in any event includes all accounts receivable, contract rights, rights to payment and other obligations of any kind owed to the Grantor arising out of or in connection with the sale or lease of merchandise, goods or commodities or the rendering of services or arising from any other transaction, however evidenced, and whether or not earned by performance, all guaranties, indemnities and security with respect to the foregoing, and all letters of credit relating thereto, in each case whether now existing or hereafter acquired or arising.

          "Books" means all books, records and other written, electronic or
           -----
other documentation in whatever form maintained now or hereafter by or for the Grantor in connection with the ownership of its assets or the conduct of its business or evidencing or containing information relating to the Collateral, including: (i) ledgers; (ii) records indicating, summarizing, or evidencing the Grantor's assets (including Inventory and Rights to Payment), business operations or financial condition; (iii) computer programs and software; (iv) computer discs, tapes, files, manuals, spreadsheets; (v) computer printouts and output of whatever kind; (vi) any other computer prepared or electronically stored, collected or reported information and

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equipment of any kind; and (vii) any and all other rights now or hereafter arising out of any contract or agreement between the Grantor and any service bureau, computer or data processing company or other Person charged with preparing or maintaining any of the Grantor's books or records or with credit reporting, including with regard to the Grantor's Accounts.

          "Chattel Paper" means all writings of whatever sort which evidence a
           -------------
monetary obligation and a security interest in or lease of specific goods, whether now existing or hereafter arising.

          "Collateral" has the meaning specified in Section 2.
           ----------                               ---------

          "Deposit Account" means any demand, time, savings, passbook or like
           ---------------
account now or hereafter maintained by or for the benefit of the Grantor with a bank, savings and loan association, credit union or like organization (including B of A) and all funds and amounts therein, whether or not restricted or designated for a particular purpose.

          "Documents" means any and all documents of title, bills of lading,
           ---------
dock warrants, dock receipts, warehouse receipts and other documents of the Grantor, whether or not negotiable, and includes all other documents which purport to be issued by a bailee or agent and purport to cover goods in any bailee's or agent's possession which are either identified or are fungible portions of an identified mass, including such documents of title made available to the Grantor for the purpose of ultimate sale or exchange of goods or for the purpose of loading, unloading, storing, shipping, transshipping, manufacturing, processing or otherwise dealing with goods in a manner preliminary to their sale or exchange, in each case whether now existing or hereafter acquired or arising.

          "Equipment" means all now existing or hereafter acquired equipment of
           ---------
the Grantor in all of its forms, wherever located, and in any event includes any and all machinery, furniture, equipment, furnishings and fixtures in which the Grantor now or hereafter acquires any right, and all other goods and tangible personal property (other than Inventory), including tools, parts and supplies, automobiles, trucks, tractors and other vehicles, computer and other electronic data processing equipment and other office equipment, computer programs and related data processing software, and all additions, substitutions, replacements, parts, accessories, and accessions to and for the foregoing, now owned or hereafter acquired, and including any of the foregoing which are or are to become fixtures on real property.

          "Financing Statements" has the meaning specified in Section 3.
           --------------------

          "General Intangibles" means all general intangibles of the Grantor,
           -------------------
now existing or hereafter acquired or arising, and in any event includes: (i) all tax and other refunds, rebates or credits of every kind and nature to which the Grantor is now or hereafter may become entitled; (ii) all good will, choses in action and causes of action, whether legal or equitable, whether in contract or tort and however arising; (iii) all uncertificated securities and interests in limited and general partnerships; (iv) all rights of stoppage in transit, replevin and reclamation; (v) all licenses, permits, consents, indulgences and rights of whatever kind issued in favor of or otherwise recognized as belonging to the Grantor by any Governmental Authority; and (vi) all indemnity agreements, guaranties, insurance policies and other contractual, equitable and legal

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rights of whatever kind or nature; in each case whether now existing or hereafter acquired or arising.

          "Instruments" means any and all negotiable instruments, certificated
           -----------
securities (excluding 35% of the certificated securities of FLIR Systems, AB, a Swedish corporation, and excluding all of the certificated securities of any other corporation incorporated outside of the United States of America) and every other writing which evidences a right to the payment of money, in each case whether now existing or hereafter acquired.

          "Inventory" means any and all of the Grantor's inventory in all of its
           ---------
forms, wherever located, whether now owned or hereafter acquired, and in any event includes all goods (including goods in transit) which are held for sale, lease or other disposition, including those held for display or demonstration or out on lease or consignment or to be furnished under a contract of service, or which are raw materials, work in process, finished goods or materials used or consumed in the Grantor's business, and the resulting product or mass, and all repossessed, returned, rejected, reclaimed and replevied goods, together with all parts, components, supplies, packing and other materials used or usable in connection with the manufacture, production, packing, shipping, advertising, selling or furnishing of such goods; and all other items hereafter acquired by the Grantor by way of substitution, replacement, return, repossession or otherwise, and all additions and accessions thereto, and any Document representing or relating to any of the foregoing at any time.

          "Lender Party" means, as the context may require, any Lender
           ------------
(including any Lender in its capacity as Issuing Lender), any Lender or its Affiliate in its capacity as Swap Provider or the Agent and each of their respective successors, transferees and assigns.

          "Proceeds" means whatever is receivable or received from or upon the
           --------
sale, lease, license, collection, use, exchange or other disposition, whether voluntary or involuntary, of any Collateral or other assets of the Grantor, including "proceeds" as defined at UCC Section 9-306, any and all proceeds of any insurance, indemnity, warranty or guaranty payable to or for the account of the Grantor from time to time with respect to any of the Collateral, any and all payments (in any form whatsoever) made or due and payable to the Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of Governmental Authority), any and all other amounts from time to time paid or payable under or in connection with any of the Collateral or for or on account of any damage or injury to or conversion of any Collateral by any Person, any and all other tangible or intangible property received upon the sale or disposition of Collateral, and all proceeds of proceeds.

          "Proceeds Account" has the meaning set forth in Section 10(c).
           ----------------                               -------------

          "Rights to Payment" means all Accounts, and any and all rights and
           -----------------
claims to the payment or receipt of money or other forms of consideration of any kind in, to and under all Chattel Paper, Documents, General Intangibles, Instruments and Proceeds.

          "Secured Obligations" means all Obligations of the Grantor under or in
           -------------------
connection with the Credit Agreement and each other Loan Document to which the Grantor is or

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may become a party, whether for principal, interest, costs, fees, expenses, indemnities or otherwise and all obligations of the Grantor existing under this Security Agreement and each other Loan Document to which it is or may become a party, in each case whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and all Secured Swap Obligations.

          "UCC" means the Uniform Commercial Code as the same may, from time to
           ---
time, be in effect in the State of Oregon; provided, however, in the event that,
                                           --------  -------
by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Oregon, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

          (c)  Terms Defined in UCC. Where applicable and except as otherwise
               --------------------
defined herein, terms used in this Agreement shall have the meanings assigned to them in the UCC.

SECTION 2.  Security Interest.
            -----------------

          (a)  Grant of Security Interest. As security for the payment and
               --------------------------
performance of the Secured Obligations, the Grantor hereby pledges, assigns, transfers, hypothecates and sets over to the Agent for its benefit and for the ratable benefit of the other Lender Parties, and hereby grants to the Agent for its benefit and for the ratable benefit of the other Lender Parties, a security interest in, all of the Grantor's right, title and interest in, to and under the following property, wherever located and whether now existing or owned or hereafter acquired or arising (collectively, the "Collateral"): (i) all
                                                  ----------
Accounts; (ii) all Chattel Paper; (iii) all Deposit Accounts; (iv) all Documents; (v) all Equipment; (vi) all General Intangibles; (vii) all Instruments; (viii) all Inventory; (ix) all Books; and (x) all products and Proceeds of any and all of the foregoing.

          (b)  Grantor Remains Liable. Anything herein to the contrary
               ----------------------
notwithstanding, (i) the Grantor shall remain liable under any contracts, agreements and other documents included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Agent of any of the rights hereunder shall not release the Grantor from any of its duties or obligations under such contracts, agreements and other documents included in the Collateral, and (iii) neither the Agent nor any other Lender Party shall have any obligation or liability under any contracts, agreements and other documents included in the Collateral by reason of this Agreement, nor shall the Agent or any other Lender Party be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any such contract, agreement or other document included in the Collateral hereunder.

          (c)  Continuing Security Interest. The Grantor agrees that this
               ----------------------------
Agreement shall create a continuing security interest in the Collateral which shall remain in effect until terminated in accordance with Section 22.

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SECTION 3.  Financing Statements, Etc.  The Grantor shall execute and deliver to
            -------------------------
the Agent concurrently with the execution of this Agreement, and at any time and from time to time thereafter, all financing statements, continuation financing statements, termination statements, security agreements, chattel mortgages, assignments, fixture filings, warehouse receipts, documents of title, affidavits, reports, notices, schedules of account, letters of authority and all other documents and instruments requested by, and in form satisfactory to the Agent (the "Financing Statements"), and take all other action, as the Agent may
            --------------------
reasonably request, to perfect and continue perfected, maintain the priority of or provide notice of the Agent's security interest in the Collateral and to accomplish the purposes of this Agreement.

SECTION 4.  Representations and Warranties.  In addition to the representations
            ------------------------------
and warranties of the Grantor set forth in the Credit Agreement, which are incorporated herein by this reference, the Grantor represents and warrants to the Agent that:

          (a)  Location of Chief Executive Office and Collateral. The Grantor's
               -------------------------------------------------
chief executive office and principal place of business is located at the address set forth in Schedule 1, and all other locations where any material amount of
             ----------
Collateral is kept are set forth in Schedule 1.
                                    ----------

          (b)  Locations of Books. All locations where Books pertaining to the
               ------------------
Rights to Payment are kept, including all equipment necessary for accessing such Books and the names and addresses of all service bureaus, computer or data processing companies and other Persons keeping any Books or collecting Rights to Payment for the Grantor, are set forth in Schedule 1.
                                          ----------

          (c)  Trade Names and Trade Styles. All trade names and trade styles
               ----------------------------
under which the Grantor presently conducts its business operations are set forth in Schedule 1, and, except as set forth in Schedule 1, the Grantor has not, at
   ----------                              ----------
any time during the preceding five years: (i) been known as or used any other corporate, trade or fictitious name; (ii) changed its name; (iii) been the surviving or resulting corporation in a merger or consolidation; or (iv) acquired through asset purchase or otherwise any business of any Person.

          (d)  Ownership of Collateral. The Grantor is, and, except as permitted
               -----------------------
by Section 5(i), will continue to be, the sole and complete owner of the Collateral (or, in the case of after-acquired Collateral, at the time the Grantor acquires rights in such Collateral, will be the sole and complete owner thereof), free from any Lien other than Ordinary Course Liens, and those set forth in Schedule 1.
         ----------

          (e)  Enforceability; Priority of Security Interest. (i) This Agreement
               ---------------------------------------------
creates a security interest which is enforceable against the Collateral in which the Grantor now has rights and will create a security interest which is enforceable against the Collateral in which the Grantor hereafter acquires rights at the time the Grantor acquires any such rights; and (ii) the Agent has a perfected and first priority security interest in the Collateral, in which the Grantor now has rights, and will have a perfected and first priority security interest in the Collateral in which the Grantor hereafter acquires rights at the time the Grantor acquires any such rights, in each case for the Agent's own benefit and for the ratable benefit of the other Lender Parties, and in each case securing the payment and performance of the Secured Obligations.

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          (f)  Other Financing Statements. Other than (i) financing statements
               --------------------------
or similar filings, under the UCC or any comparable law ("UCC Financing
                                                          -------------
Statements") disclosed to the Agent or set forth in Schedule 1 and (ii) UCC
----------                                          ----------
Financing Statements in favor of the Agent in its capacity as Agent for the other Lender Parties under the Credit Agreement and any other Loan Documents, no effective UCC Financing Statement naming the Grantor as debtor, assignor, grantor, mortgagor, pledgor or the like and covering all or any part of the Collateral is on file in any filing or recording office in any jurisdiction.

          (g)  Rights to Payment.
               -----------------

               (i) The Rights to Payment represent valid, binding and enforceable obligations of the account debtors or other Persons obligated thereon, representing undisputed, bona fide transactions completed in accordance with the terms and provisions contained in any documents related thereto, and are and will be genuine, free from Liens, and not subject to any adverse claims, counterclaims, setoffs, defaults, disputes, defenses, discounts, retainages, holdbacks or conditions precedent of any kind of character, except to the extent reflected by the Grantor's reserves for uncollectible Rights to Payment or to the extent, if any, that such account debtors or other Persons may be entitled to normal and ordinary course trade discounts, returns, adjustments and allowances in accordance with Section 5(m), or as otherwise disclosed to the Agent in writing;

               (ii) to the Grantor's knowledge, all account debtors and other obligors on the Rights to Payment are solvent and generally paying their debts as they come due except to the extent that the Grantor has established adequate reserves therefor in accordance with GAAP;

               (iii) to the Grantor's knowledge, all Rights to Payment materially comply with all applicable laws concerning form, content and manner of preparation and execution, including where applicable any federal or state consumer credit laws; (iv) the Grantor has not assigned any of its rights under the Rights to Payment except as provided in this Agreement or as set forth in the other Loan Documents;

               (v) all statements made, all unpaid balances and all other information in the Books and other documentation relating to the Rights to Payment are true and correct and in all material respects what they purport to be; and

               (vi) the Grantor has no knowledge of any fact or circumstance which would materially impair the validity or collectibility of any of the Rights to Payment.

          (h)  Inventory. Except for demonstration inventory, no Inventory is
               ---------
stored with any bailee, warehouseman or similar Person, nor has any Inventory been consigned to the Grantor or consigned by the Grantor to any Person or is held by the Grantor for any Person under any arrangement, except as set forth in
Schedule 1.
----------

          (i)  Equipment.
               ---------

               (i) None of the Equipment or other Collateral is affixed to real property to the extent necessary to make it a fixture, except Collateral with respect to which the

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Grantor has supplied the Agent with all information and documentation necessary to make all fixture filings required to perfect and protect the priority of the Agent's security interest in all such Collateral which may be fixtures as against all Persons having an interest in the premises to which such property may be affixed; and

               (ii) none of the Equipment is leased from or to any Person, except as set forth at Schedule 1 or as otherwise disclosed to the Agent.
                       ----------

          (j)  Compliance with Federal Fair Labor Standards Act. All Collateral
               ------------------------------------------------
manufactured by Grantor has been and will be produced in compliance with the Federal Fair Labor Standards Act.

          (k)  Deposit Accounts. The names and addresses of all financial
               ----------------
institutions at which the Grantor maintains its Deposit Accounts, and the account numbers and account names of such Deposit Accounts, are set forth in
Schedule 1.
----------

SECTION 5.  Covenants.   In addition to the covenants of the Grantor set forth
            ---------
in the Credit Agreement, which are incorporated herein by this reference, so long as any of the Secured Obligations remain unsatisfied or any Lender shall have any Commitment or any Letter of Credit shall be outstanding or any Specified Swap Contract shall be in effect, the Grantor agrees that:

          (a)  Defense of Collateral. The Grantor will appear in and defend
               ---------------------
any action, suit or proceeding which may affect to a material extent its title to, or right or interest in, or the Agent's right to or interest in, the Collateral.

          (b)  Preservation of Collateral. The Grantor will do and perform all
               --------------------------
reasonable acts that may be necessary and appropriate to maintain, preserve and protect the Collateral.

          (c)  Compliance with Laws, Etc. The Grantor will comply in all
               -------------------------
material respects with all laws, regulations and ordinances, and all policies of insurance, relating in a material way to the possession, operation, maintenance and control of the Collateral.

          (d)  Location of Books and Chief Executive Office. The Grantor will:
               --------------------------------------------
(i) keep all Books pertaining to the Rights to Payment at the locations set forth in Schedule 1; and (ii) give at least 30 days' prior written notice to the
         ----------
Agent of (A) any changes in any such location where Books pertaining to the Rights to Payment are kept, including any change of name or address of any service bureau, computer or data processing company or other Person preparing or maintaining any Books or collecting Rights to Payment for the Grantor or (B) any changes in the location of the Grantor's chief executive office or principal place of business.

          (e)  Location of Collateral. The Grantor will: (i) keep the Collateral
               ----------------------
at the locations set forth in Schedule 1 and not remove the Collateral from such
                              ----------
locations (other than disposals of Collateral permitted by subsection (i)) except upon at least 30 days' prior written notice of any removal to the Agent; and (ii) give the Agent at least 30 days' prior written notice of any change in the locations set forth in Schedule 1.
                           ----------

          (f)  Change in Name, Identity or Structure. The Grantor will give
               -------------------------------------
at least 30 days' prior written notice of (i) any change in name, (ii) any changes in, additions to or other

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modifications of its trade names and trade styles set forth in Schedule 1, and
                                                               ----------
(iii) any changes in its identity or structure in any manner which might make any Financing Statement filed hereunder incorrect or misleading.

          (g)  Maintenance of Records. The Grantor will keep separate, accurate
               ----------------------
and complete Books with respect to the Collateral, disclosing the Agent's security interest hereunder.

          (h)  Invoicing of Sales. The Grantor will invoice all of its sales
               ------------------
upon forms customary in the industry and to maintain proof of delivery and customer acceptance of goods.

          (i)  Disposition of Collateral. The Grantor will not surrender or lose
               -------------------------
possession of (other than to the Agent), sell, lease, rent, or otherwise dispose of or transfer any of the Collateral or any right or interest therein, except to the extent permitted by the Credit Agreement.

          (j)  Liens. Other than liens in favor of the Agent in its capacity as
               -----
Agent under the Credit Agreement and Ordinary Course Liens and except as set forth in Schedule 1, the Grantor will keep the Collateral free of all liens and security interests of any kind.

          (k)  Expenses. The Grantor will pay all expenses of protecting,
               --------
storing, warehousing, insuring, handling and shipping the Collateral.

          (l)  Leased Premises. At the Agent's request, the Grantor will obtain
               ---------------
from each Person from whom the Grantor leases any premises at which any Collateral is at any time present such subordination, waiver, consent and estoppel agreements as the Agent may require, in form and substance reasonably satisfactory to the Agent.

          (m)  Rights to Payment.  The Grantor will:
               -----------------

               (i) with such frequency as the Agent may reasonably require, furnish to the Agent (A) master customer listings, including all names and addresses, together with copies or originals (as requested by the Agent) of documents, customer statements, repayment histories and present status reports relating to the Accounts; (B) accurate records and summaries of Accounts, including detailed agings specifying the name, face value and date of each invoice, and listings of Accounts that are disputed or have been cancelled; and
(C) such other matters and information relating to the Accounts as the Agent shall from time to time reasonably request;

               (ii) give only normal discounts, allowances and credits as to Accounts and other Rights to Payment, in the ordinary course of business, according to normal trade practices utilized by the Grantor in the past, and enforce all Accounts and other Rights to Payment strictly in accordance with their terms, and take all such action to such end as may from time to time be reasonably requested by the Agent, except that the Grantor may grant any extension of the time for payment;

               (iii) if any discount, allowance, credit, extension of time for payment, agreement to make a rebate or otherwise to reduce the amount owing on, or compromise or settle, an Account or other Right to Payment exists or occurs, or if, to the knowledge of the Grantor, any dispute, setoff, claim, counterclaim or defense exists or has been asserted or

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threatened with respect to an Account or other Right to Payment, disclose such fact fully to the Agent in the Books relating to such Account or other Right to Payment and in connection with any invoice or report furnished by the Grantor to the Agent relating to such Account or other Right to Payment;

               (iv) if any Accounts arise from contracts with the United States or any department, agency or instrumentality thereof, immediately notify the Agent thereof and, upon request of Requisite Lenders, execute any documents and instruments and take any other steps requested by the Agent in order that all monies due and to become due thereunder shall be assigned to the Agent and notice thereof given to the Federal authorities under the Federal Assignment of Claims Act;
               (v) in accordance with its sound business judgment perform and comply in all material respects with its obligations in respect of the Accounts and other Rights to Payment;

               (vi) upon the request of the Agent (A) at any time, notify all or any designated portion of the account debtors and other obligors on the Rights to Payment of the security interest hereunder, and (B) upon the occurrence of an Event of Default, notify the account debtors and other obligors on the Rights to Payment or any designated portion thereof that payment shall be made directly to the Agent or to such other Person or location as the Agent shall specify; an d

               (vii) upon the occurrence of any Event of Default, establish such lockbox or similar arrangements for the payment of the Accounts and other Rights to Payment as the Agent shall require.

          (n)  Documents, Etc. Upon the request of the Agent, the Grantor will
               --------------
(i) immediately deliver to the Agent, or an agent designated by it, appropriately endorsed or accompanied by appropriate instruments of transfer or assignment, all Documents, Instruments and Chattel Paper, and all other Rights to Payment at any time evidenced by promissory notes, trade acceptances or other instruments, and (ii) mark all Documents and Chattel Paper with such legends as the Agent shall reasonably specify.

          (o)  Inventory.  The Grantor will:
               ---------

               (i) at such times as the Agent shall request, prepare and deliver to the Agent a report of all Inventory, in form and substance satisfactory to the Agent;

               (ii) upon the request of Requisite Lenders, take a physical listing of the Inventory and promptly deliver a copy of such physical listing to the Agent; and

               (iii) not store any Inventory with a bailee, warehouseman or similar Person, nor dispose of any Inventory on a guaranteed sale, sale and return, sale on approval, consignment or similar basis, nor acquire any Inventory from any Person on any such basis, without in each case giving the Agent prior written notice thereof.

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          (p)  Equipment. The Grantor will, upon the Agent's request, deliver to
               ---------
the Agent a report of each item of Equipment, in form and substance satisfactory to the Agent.

          (q)  Notices, Reports and Information. The Grantor will (i) notify the
               --------------------------------
Agent of any material claim made or asserted against the Collateral by any Person and of any change in the composition of the Collateral or other event which could materially adversely affect the value of the Collateral or the Agent's Lien thereon; (ii) furnish to the Agent such statements and schedules further identifying and describing the Collateral and such other reports and other information in connection with the Collateral as the Agent may reasonably request, all in reasonable detail; and (iii) upon request of the Agent make such demands and requests for information and reports as the Grantor is entitled to make in respect of the Collateral.

SECTION 6.  Collection of Rights to Payment.  Until the Agent exercises its
            -------------------------------
rights hereunder to collect Rights to Payment, the Grantor shall endeavor in the first instance diligently to collect all amounts due or to become due on or with respect to the Rights to Payment. At the request of the Agent, upon and after the occurrence of any Event of Default, all remittances received by the Grantor shall be held in trust for the Agent and, in accordance with the Agent's instructions, remitted to the Agent or deposited to an account with the Agent in the form received (with any necessary endorsements or instruments of assignment or transfer).

SECTION 7.  Authorization; Agent Appointed Attorney-in-Fact.  The Agent shall
            -----------------------------------------------
have the right to, in the name of the Grantor, or in the name of the Agent or otherwise, without notice to or assent by the Grantor, and the Grantor hereby constitutes and appoints the Agent (and any of the Agent's officers, employees or agents designated by the Agent) as the Grantor's true and lawful attorney-in-fact, with full power and authority to:

            (i) sign any of the Financing Statements which must be executed or filed to perfect or continue perfected, maintain the priority of or provide notice of the Agent's security interest in the Collateral and file any such Financing Statements by electronic means with or without a signature as authorized or required by applicable law or filing procedures;

            (ii) take possession of and endorse any notes, acceptances, checks, drafts, money orders or other forms of payment or security and collect any Proceeds of any Collateral;

            (iii) sign and endorse any invoice or bill of lading relating to any of the Collateral, warehouse or storage receipts, drafts against customers or other obligors, assignments, notices of assignment, verifications and notices to customers or other obligors;

            (iv) notify the Postal Service authorities to change the address for delivery of mail addressed to the Grantor to such address as the Agent may designate and, without limiting the generality of the foregoing, establish with any Person lockbox or similar arrangements for the payment of the Rights to Payment;

            (v) receive, open and dispose of all mail addressed to the Grantor;

            (vi) send requests for verification of Rights to Payment to the customers or other obligors of the Grantor;

PAGE 10 - SECURITY AGREEMENT

               (vii) contact, or direct the Grantor to contact, all account debtors and other obligors on the Rights to Payment and instruct such account debtors and other obligors to make all payments directly to the Agent;

               (viii) assert, adjust, sue for, compromise or release any claims under any policies of insurance;

               (ix) exercise dominion and control over, and refuse to permit further withdrawals from, Deposit Accounts maintained with the Agent; notify each Person maintaining lockbox or similar arrangements for the payment of the Rights to Payment to remit all amounts representing collections on the Rights to Payment directly to the Agent;

               (xi) ask, demand, collect, receive and give acquittances and receipts for any and all Rights to Payment, enforce payment or any other rights in respect of the Rights to Payment and other Collateral, grant consents, agree to any amendments, modifications or waivers of the agreements and documents governing the Rights to Payment and other Collateral, and otherwise file any claims, take any action or institute, defend, settle or adjust any actions, suits or proceedings with respect to the Collateral, as the Agent may deem necessary or desirable to maintain, preserve and protect the Collateral, to collect the Collateral or to enforce the rights of the Agent with respect to the Collateral;

               (xii) execute any and all applications, documents, papers and instruments necessary for the Agent to use trade marks, trade names or other intellectual property and grant or issue any exclusive or nonexclusive license or sublicense with respect thereto;

               (xiii) execute any and all endorsements, assignments or other documents and instruments necessary to sell, lease, assign, convey or otherwise transfer title in or dispose of the Collateral; and

               (xiv) execute any and all such other documents and instruments, and do any and all acts and things for and on behalf of the Grantor, which the Agent may deem necessary or advisable to maintain, protect, realize upon and preserve the Collateral and the Agent's security interest therein and to accomplish the purposes of this Agreement.

          The event of Default, it shall not exercise the power of attorney, or any rights granted to the Agent, pursuant to clauses (ii) through (xiii). The foregoing power of attorney is coupled with an interest and irrevocable so long as any Lender has any Commitment or any Letter of Credit remains outstanding or any Specified Swap Contract shall be in effect or the Secured Obligations have not been paid and performed in full. The Grantor hereby ratifies, to the extent permitted by law, all that the Agent shall lawfully and in good faith do or cause to be done by virtue of and in compliance with this Section 7.

SECTION 8.  Agent Performance of Grantor Obligations.  The Agent may perform or
            ----------------------------------------
pay any obligation which the Grantor has agreed to perform or pay under or in connection with this Agreement, and the Grantor shall reimburse the Agent on demand for any amounts paid by the

PAGE 11 - SECURITY AGREEMENT

Agent pursuant to this Section 8. Except in cases where prompt action is required to minimize risk of loss, Agent will give Grantor two (2) Business Days notice before performing or paying a Grantor obligation.

SECTION 9.  Agent's Duties.  Notwithstanding any provision contained in this
            --------------
Agreement, the Agent shall have no duty to exercise any of the rights, privileges or powers afforded to it and shall not be responsible to the Grantor or any other Person for any failure to do so or delay in doing so. Beyond the exercise of reasonable care to assure the safe custody of Collateral in the Agent's possession and the accounting for moneys actually received by the Agent hereunder, the Agent shall have no duty or liability to exercise or preserve any rights, privileges or powers pertaining to the Collateral.

SECTION 10.  Remedies.
             --------

          (a)  Remedies. Upon the occurrence of any Event of Default, the Agent
               --------
shall have, in addition to all other rights and remedies granted to it in this Agreement, the Credit Agreement or any other Loan Document, all rights and remedies of a secured party under the UCC and other applicable laws. Without limiting the generality of the foregoing, the Grantor agrees that the Agent may:

               (i) peaceably and without notice enter any premises of the Grantor, take possession of any the Collateral, remove or dispose of all or part of the Collateral on any premises or elsewhere, or, in the case of Equipment, render it nonfunctional, and otherwise collect, receive, appropriate and realize upon all or any part of the Collateral, and demand, give receipt for, settle, renew, extend, exchange, compromise, adjust, or sue for all or any part of the Collateral, as the Agent may determine;

               (ii) require the Grantor to assemble all or any part of the Collateral and make it available to the Agent at any place and time designated by the Agent;

               (iii) use or transfer any of the Grantor's rights and interests in any Collateral, by license, by sublicense (to the extent permitted by an applicable license) or otherwise, on such conditions and in such manner as the Agent may determine;

               (iv) secure the appointment of a receiver of the Collateral or any part thereof to the extent and in the manner provided by applicable law;

               (v) withdraw (or cause to be withdrawn) any and all funds from Deposit Accounts; and

               (vi) sell, resell, lease, use, assign, transfer or otherwise dispose of any or all of the Collateral in its then condition or following any commercially reasonable preparation or processing (utilizing in connection therewith any of the Grantor's assets, without charge or liability to the Agent therefor) at public or private sale in compliance with all laws and regulations, including required export licenses, by one or more contracts, in one or more parcels, at the same or different times, for cash or credit, or for future delivery without assumption of any credit risk, all as the Agent deems advisable; provided, however, that the Grantor shall be credited with the net
           --------  -------
proceeds of sale only when such proceeds are finally collected by the

PAGE 12 - SECURITY AGREEMENT

Agent. The Agent shall have the right upon any such public sale, and, to the extent permitted by law, upon any such private sale, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption, which right or equity of redemption the Grantor hereby releases, to the extent permitted by law. The Grantor hereby agrees that the sending of notice by ordinary mail, postage prepaid, to the address of the Grantor set forth in the Credit Agreement, of the place and time of any public sale or of the time after which any private sale or other intended disposition is to be made, shall be deemed reasonable notice thereof if such notice is sent ten days prior to the date of such sale or other disposition or the date on or after which such sale or other disposition may occur, provided that the Agent may provide the Grantor shorter notice or no notice, to the extent permitted by the UCC or other applicable law.

          (b)  License. For the purpose of enabling the Agent to exercise its
               -------
rights and remedies under this Section 10 or otherwise in connection with this
                               ----------
Agreement, the Grantor hereby grants to the Agent an irrevocable, nonexclusive and assignable license (exercisable without payment or royalty or other compensation to the Grantor) to use, license or sublicense any trade marks, trade names or other intellectual property.

          (c)  Proceeds Account. To the extent that any of the Secured
               ----------------
Obligations may be contingent, unmatured or unliquidated (including with respect to undrawn amounts under any Letter of Credit or contingent amounts due under any Specified Swap Contract) at such time as there may exist an Event of Default, the Agent may, at its election, (i) retain the proceeds of any sale, collection, disposition or other realization upon the Collateral (or any portion thereof) in a special purpose non-interest-bearing restricted deposit account (the "Proceeds Account") created and maintained by the Agent for such purpose
      ----------------
(which shall constitute a Deposit Account included within the Collateral hereunder) until such time as the Agent may elect to apply such proceeds to the Secured Obligations, and the Grantor agrees that such retention of such proceeds by the Agent shall not be deemed strict foreclosure with respect thereto; (ii) in any manner elected by the Agent, estimate the liquidated amount of any such contingent, unmatured or unliquidated claims and apply the proceeds of the Collateral against such amount; or (iii) otherwise proceed in any manner permitted by applicable law. The Grantor agrees that the Proceeds Account shall be a blocked account and that upon the irrevocable deposit of funds into the Proceeds Account, the Grantor shall not have any right of withdrawal with respect to such funds. Accordingly, the Grantor irrevocably waives until the termination of the security interests granted under this Agreement in accordance with Section 22, the right to make any withdrawal from the Proceeds Account and the right to instruct the Agent to honor drafts against the Proceeds Account.

          (d)  Application of Proceeds. Subject to subsection (c) immediately
               -----------------------
above, the cash proceeds actually received from the sale or other disposition or collection of Collateral, and any other amounts received in respect of the Collateral the application of which is not otherwise provided for herein, shall be applied (after payment of any amounts payable to the Agent pursuant to Section 8 or Section 14) in whole or in part by the Agent for the benefit of the Lender Parties as provided in Section 8.02(d) of the Credit Agreement. The Grantor shall remain liable to the Agent for any deficiency which exists after any sale or other disposition or collection of Collateral.

PAGE 13 - SECURITY AGREEMENT

SECTION 11.  Certain Waivers.  The Grantor waives, to the fullest extent
             ---------------
permitted by law, (i) any right of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling of the Collateral or other collateral or security for the Secured Obligations;
(ii) any right to require the Agent (A) to proceed against any Person, (B) to exhaust any other collateral or security for any of the Secured Obligations, (C) to pursue any remedy in the Agent's power, or (D) to make or give any presentments, demands for performance, notices of nonperformance, protests, notices of protests or notices of dishonor in connection with any of the Collateral; and (iii) all claims, damages, and demands against the Agent arising out of the repossession, retention, sale or application of the proceeds of any sale of the Collateral.

SECTION 12.  Notices.  All notices or other communications hereunder shall be
             -------
given in the manner and to the addresses specified in the Credit Agreement. All such notices and other communications shall be effective (i) if delivered by hand or prepaid courier service, when delivered; (ii) if sent by mail, upon the earlier of the date of receipt or five Business Days after deposit in the mail, first class, postage prepaid; (iii) if sent by telex, upon receipt by the sender of an appropriate answer-back; and (iv) if sent by facsimile transmission, when sent.

SECTION 13.  No Waiver; Cumulative Remedies.  No failure on the part of the
             ------------------------------
Agent to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges that may otherwise be available to the Agent.

SECTION 14.  Costs and Expenses; Indemnification; Other Charges.
             --------------------------------------------------

          (a)  Costs and Expenses.  The Grantor agrees to pay on demand:
               ------------------

               (i) the reasonable out-of-pocket costs and expenses of the Agent and any of its Affiliates, and the Agent's reasonable Attorney Costs, in connection with the negotiation, preparation, execution, delivery and administration of this Agreement, and any amendments, modifications or waivers of the terms thereof, and the custody of the Collateral;

               (ii) all title, appraisal (including the allocated costs of internal appraisal services), survey, audit, consulting, search, recording, filing and similar costs, fees and expenses incurred or sustained by the Agent or any of its Affiliates in connection with this Agreement or the Collateral; and

               (iii) all costs and expenses of the Agent and its Affiliates, including Attorney Costs, in connection with the enforcement or attempted enforcement of, and preservation of any rights or interests under, this Agreement, including in any out-of-court workout or other refinancing or restructuring or in any bankruptcy case, and the protection, sale or collection of, or other realization upon, any of the Collateral, including all expenses of taking, collecting, holding, sorting, handling, preparing for sale, selling, or the like, and other such expenses of sales and collections of Collateral, and any and all losses, costs and expenses

PAGE 14 - SECURITY AGREEMENT
sustained by the Agent as a result of any failure by the Grantor to perform or observe its obligations contained herein.

          (b)  Indemnification. The Grantor hereby agrees to indemnify the
               ---------------
Agent, the other Lender Parties, any Affiliate of any of them, and their respective directors, officers, employees, agents, counsel and other advisors (each an "Indemnified Person") against, and hold each of them harmless from, any
          ------------------
and all liabilities, obligations, losses, claims, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including the reasonable fees and disbursements of counsel to an Indemnified Person (including allocated costs of internal counsel), which may be imposed on, incurred by, or asserted against any Indemnified Person, in any way relating to or arising out of this Agreement or the transactions contemplated hereby or any action taken or omitted to be taken by it hereunder (the "Indemnified Liabilities"); provided that the Grantor shall not be liable to any
 -----------------------
Indemnified Person for any portion of such Indemnified Liabilities to the extent they are found by a final decision of a court of competent jurisdiction to have resulted from such Indemnified Person's gross negligence or willful misconduct. If and to the extent that the foregoing indemnification is for any reason held unenforceable, the Grantor agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

          (c)  Other Charges. The Grantor agrees to indemnify the Agent against
               -------------
and hold it harmless from any and all present and future stamp, transfer, documentary and other such taxes, levies, fees, assessments and other charges made by any jurisdiction by reason of the execution, delivery, performance and enforcement of this Agreement.

          (d)  Interest.  Any amounts payable to the Agent under this Section 14
               --------
or otherwise under this Agreement if not paid upon demand shall bear interest from the date of such demand until paid in full, at the rate of interest set forth in subsection 2.07(c) of the Credit Agreement.

SECTION 15.  Binding Effect. This Agreement shall be binding upon, inure to the
             --------------
benefit of and be enforceable by the Grantor, the Agent and their respective successors and assigns.

SECTION 16.  Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED
             -------------
IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF OREGON, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND TO THE EXTENT THE VALIDITY OR PERFECTION OF THE SECURITY INTERESTS HEREUNDER, OR THE REMEDIES HEREUNDER, IN RESPECT OF ANY COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN OREGON, PROVIDED THAT THE AGENT SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

SECTION 17.  Entire Agreement; Amendment. This Agreement contains the entire
             ---------------------------
agreement of the parties with respect to the subject matter hereof and shall not be amended except by the written agreement of the parties as provided in the Credit Agreement.

PAGE 15 - SECURITY AGREEMENT

SECTION 18.  Severability. Whenever possible, each provision of this Agreement
             ------------
shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement, or the validity or effectiveness of such provision in any other jurisdiction.

SECTION 19.  Counterparts.  This Agreement may be executed in any number of
             ------------
counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

SECTION 20.  Incorporation of Provisions of the Credit Agreement.  To the extent
             ---------------------------------------------------
the Credit Agreement contains provisions of general applicability to the Loan Documents, including any such provisions contained in Section X thereof, such provisions are incorporated herein by this reference.

SECTION 21.  No Inconsistent Requirements.  The Grantor acknowledges that this
             ----------------------------
Agreement and the other Loan Documents may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and agrees that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms.

SECTION 22.  Termination.  Upon termination of the Commitments of the Lenders
             -----------
under the Loan Documents, the surrender of any Letters of Credit issued by any Issuer for the account of the Grantor, termination of all Specified Swap Contracts, and payment and performance in full of all Secured Obligations, the security interests granted under this Agreement shall terminate and the Agent shall promptly execute and deliver to the Grantor such documents and instruments reasonably requested by the Grantor as shall be necessary to evidence termination of all security interests given by the Grantor to the Agent hereunder; provided, however, that the obligations of the Grantor under Section
           --------  -------                                            -------
14 shall survive such termination.
--

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.

THE GRANTOR:                                    THE AGENT:
------------                                    ----------

FLIR SYSTEMS, INC.,                             BANK OF AMERICA, N.A.
an Oregon corporation

By: _____________________                       By: _____________________
Its:_____________________                       Its:_____________________

Address:
16505 SW 72/nd/ Avenue
Portland OR 97224

PAGE 16- SECURITY AGREEMENT

Facsimile No.:  (503) 684-4188
Attention: Mark Samper

PAGE 17 - SECURITY AGREEMENT

                                  SCHEDULE 1
                                  ----------

1.   Locations of Chief Executive Office and Other Locations, Including of
     ---------------------------------------------------------------------
     Collateral
     ----------

     a.  Chief Executive Office and Principal Place of Business:

     b.  Other locations where Grantor conducts business or Collateral is kept:


2.   Locations of Books Pertaining to Rights to Payment
     --------------------------------------------------

3.   Trade Names and Trade Styles; Other Corporate, Trade or Fictitious Names,
     -------------------------------------------------------------------------
Etc.
----

4.   Inventory Stored with Warehousemen or on Leased Premises, Etc.
     --------------------------------------------------------------


5.   Leased Equipment and Other Liens
     --------------------------------

6.   Deposit Accounts
     ----------------

PAGE 18 - SECURITY AGREEMENT